UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2015

IMPERIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5355 Town Center Road, Suite 701 Boca Raton, Florida	33486
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (561) 995-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 21, 2015, Imperial Holdings, Inc. (the “Company”) filed a prospectus supplement to a Registration Statement on Form S-3 (Registration No. 333-198659) relating to the Company’s previously announced rights offering to issue up to 5,350,747 shares of common stock for a total of approximately $30.8 million. Pursuant to the rights offering, the Company will distribute one non-transferable subscription right (“Right”) for every four shares of common stock owned by shareholders of record at the close of business on May 26, 2015. No fractional rights will be distributed and no fractional shares will be issued. Each Right will entitle the holder to subscribe for one share of common stock at a price of $5.75 per share. The subscription period will commence on May 27, 2015 and terminate at 5:00 p.m., New York City time, on June 15, 2015 (the expiration date), unless extended. Rights holders who fully exercise their Rights will be entitled to subscribe for additional shares of common stock not purchased by other Rights holders through their basic subscription privilege, subject to proration. If the Rights Offering is oversubscribed, the Company may, at the discretion of its Board of Directors, issue up to an additional 1,337,686 shares to honor over-subscription requests.

The Company expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement for the Rights Offering to record date shareholders beginning on or about May 27, 2015.

This Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The rights offering will be made only by means of a prospectus supplement, copies of which will be mailed to all eligible record date shareholders and can be accessed through the SEC’s website at www.sec.gov. A copy of the prospectus supplement may also be obtained from the information agent, D.F. King & Co., Inc., toll free at (877) 478-5045. Additional information regarding the rights offering is set forth in the prospectus supplement filed with the SEC.

Item 9.01(d)	Financial Statements and Exhibits.

Exhibit 4.1	Form of Rights Certificate

Exhibit 5.1	Opinion of Foley & Lardner LLP

Exhibit 23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)

Exhibit 99.1	Form of Instructions as to Use of Rights Certificates

Exhibit 99.2	Form of Notice of Guaranteed Delivery for Rights Certificates

Exhibit 99.3	Form of Letter to Shareholders who are Record Holders

Exhibit 99.4	Form of Letter to Nominee Holders

Exhibit 99.5	Form of Letter to Clients of Nominee Holders

Exhibit 99.6	Beneficial Owner Election Form

Exhibit 99.7	Nominee Holder Certification Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 2015

IMPERIAL HOLDINGS, INC.
(Registrant)

By:	/s/ Michael Altschuler
Michael Altschuler
General Counsel and Secretary